Exhibit 10.19

March 13, 2024

Banco Nacional de México, S.A.,

integrante del Grupo Financiero Banamex,

División Fiduciaria

Torre Anseli, Avenida Revolución número 1267

Piso 11 “Ventanilla Fiduciario”

Colonia los Alpes, Alcaldía Álvaro Obregón

C.P. 01010, Ciudad de México, México

Attention: Guillermo Saenz Rodriguez / Nelly Wing Treviño

E-mail: instruyeFD@citibanamex.com / guillermo.saenzrodriguez@citibanamex.com / nelly.wing@citi.com

Auna S.A.

46A, avenue J.F. Kennedy

L-1855 Luxembourg

Grand Duchy of Luxembourg

E-Mail: mbalbi@auna.pe / gremyf@auna.pe

Attn: Mauricio Balbi Bustamante – Gisele Francoise Remy Ferrero

Auna México, S.A. de C.V.

Bosques de Ciruelo 180 PP 101

Colonia Bosques de las Lomas, Miguel Hidalgo

Ciudad de México, C.P.11700

E-Mail: mbalbi@auna.pe / gremyf@auna.pe

Attn: Mauricio Balbi Bustamante – Gisele Francoise Remy Ferrero

Reference: Amendment No. 1 to Credit Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Credit & Guaranty Agreement dated as of November 10, 2023 (the “Credit Agreement”), among Auna S.A. (“Auna”) and Grupo Salud Auna México, S.A. de C.V. (“Auna Mexico”), as borrowers (together Auna and Auna Mexico, the “Borrowers”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Banco Nacional de México, S.A., integrante del Grupo Financiero Banamex, División Fiduciaria (in its capacity as administrative agent, the “Administrative Agent”) and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Banco Santander México, S.A., Institución de Banca Múltiple, Grupo Financiero Santander México, as Structuring Agents, Joint Lead Arrangers and Bookrunners (the “Joint Lead Arrangers and Joint Bookrunners”).

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

The Credit Agreement is hereby amended as follows, it being understood that each such amendment set forth below shall be effective as from the date hereof:

(i) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by replacing the pricing grid set forth in such definition in its entirety with the pricing grid set forth below:

Pricing Level	Credit Rating		Applicable Margin for Tranche A Loans and Incremental	Applicable Margin for Tranche B Loans	Applicable Margin for ABR Loans
	S&P / Fitch	Moody’s	Loans
1	BB- or better	Ba3 or better	4.50%	4.875%	3.875%
2	B+	B1	5.00%	5.375%	4.375%
3	B	B2	5.50%	5.875%	4.875%

(ii) The last sentence in clause (b) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended to conform to the table above, as follows: “For illustrative purposes only, if the Credit Rating from S&P or Fitch is B-, the Applicable Margin for any Tranche A Loan and Incremental Loan shall be 6.25% per annum and for any Tranche B Loan shall be 6.625% per annum for such period.”

(iii) Section 2.03(b)(ii) of the Credit Agreement is hereby amended to add the language shown below in bold underline and delete the language in ~~bold strikethrough~~, as follows:

“(ii) If, at any time following the Closing Date, Auna or any entity (including any Affiliate of Auna) formed or used for the purpose of conducting such issuance, sale, offering or disposition of Equity Interests, shall issue, sell, offer or dispose of any Equity Interests (each, an “Equity Issuance”), the Net Cash Proceeds of any such Equity Issuance may ~~shall~~ first be applied promptly, and in any event within three (3) Business Days, to repay any outstanding obligations under the Holdco Finance Documents and thereafter any remaining Net Cash Proceeds of any such Equity Issuance (if any) (the “Available Proceeds”) shall be applied promptly, and in any event within three (3) Business Days, as follows (as evidenced by an officer’s certificate delivered to the Administrative Agent by the Borrowers):

(A) if the Consolidated Leverage Ratio is greater than 3.90:1.00 as of the fiscal quarter most recently ended prior to the date of any such Equity Issuance, the Borrowers shall (i) first, apply any Available Proceeds towards the prepayment of the Loans in accordance with Section 2.03(c) in an amount sufficient such that, after giving effect on a Pro Forma Basis (such calculation made on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01)

to such prepayment of the Loans, the Consolidated Leverage Ratio is less than or equal to 3.90:1:00 and (ii) second, apply any remaining Available Proceeds equally towards the prepayment of the Loans in accordance with Section 2.03(c) and to invest in Additional Assets;

(B) if the Consolidated Leverage Ratio is greater than or equal to 3.00:1.00 and less than or equal to 3.90:1.00 as of the fiscal quarter most recently ended prior to the date of any such Equity Issuance, the Borrowers shall apply the Available Proceeds equally towards the prepayment of the Loans in accordance with Section 2.03(c) and to invest in Additional Assets;

(C) if the Consolidated Leverage Ratio is less than 3.00:1.00 as of the fiscal quarter most recently ended prior to the date of any such Equity Issuance, the Borrowers shall apply the Available Proceeds to invest in Additional Assets or permanently reduce Indebtedness or any combination of the foregoing; and”

(iv) Section 6.17 of the Credit Agreement is hereby amended to add the language shown below in bold underline and delete the language in ~~bold strikethrough~~, as follows:

“The Borrowers shall, on or prior to the date falling one hundred twenty (120) ~~ninety (90~~) days following the Closing Date, enter into and maintain, at all times that any Loan is outstanding, Hedging Agreements to mitigate (i) foreign exchange risk in connection with the Tranche B Loans and Senior Secured Bonds on no less than 70% of the notional amount of such Tranche B Loans and Senior Secured Bonds and (ii) interest rate risk on at least 50% of the outstanding principal amount of the Loans.”

(v) Section 7.06(g) of the Credit Agreement is hereby amended to add the language shown below in bold underline and delete the language in ~~bold strikethrough~~, as follows:

“(g) Auna Salud may repurchase Equity Interests owned by Heredia Investments in Auna Salud; provided that (i) such repurchase is made solely with the Net Cash Proceeds from the issuance, sale, offering or disposition of Equity Interests by Auna or any entity (including any Affiliate of Auna) formed or used for the purpose of conducting such issuance, sale, offering or disposition of Equity Interests, and (ii) 100% of the Net Cash Proceeds of such issuance are applied in accordance with Section 2.03(b)(ii) ~~towards the repayment of the obligations under the Holdco Finance Documents~~;”

(vi) Section 9.10(a) of the Credit Agreement is hereby amended to add the language shown below in bold underline and delete the language in ~~bold strikethrough~~, as follows:

“(a) to release or to instruct the corresponding Collateral Agent or Trustee to release any Lien on any property granted to or held by the Administrative Agent, the Trustee and/or the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document~~, or (iii) if approved, authorized or ratified in writing by the Required Lenders~~;”

The provisions of Sections 11.14 (Governing Law; Jurisdiction; Etc.) and 11.15 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

This amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument.

[SIGNATURE PAGES FOLLOW]

JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adrian Guzzoni
Name:	Adrian Guzzoni
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC SECURITIES (USA) INC.

By:	/s/ Alexei Remizov
Name:	Alexei Remizov
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANCO SANTANDER MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO SANTANDER MÉXICO, as Lender

By:	/s/ Mauricio Esquenazi
Name:	Mauricio Esquenazi
Title:	Legal Representative

By:	/s/ Enrique Ramon Diez Canedo Sanchez
Name:	Enrique Ramon Diez Canedo Sanchez
Title:	Legal Representative

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as Lender

By:	/s/ Adrian Guzzoni
Name:	Adrian Guzzoni
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANCO NACIONAL DE MÉXICO S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, as Lender

By:	/s/ Eduardo Aldaco Barbosa
Name:	Eduardo Aldaco Barbosa
Title:	Attorney in fact

By:	/s/ Salvador David Guerra Perez
Name:	Salvador David Guerra Perez
Title:	Attorney in fact

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Lender

By:	/s/ Juan Victor Coalla Acha
Name:	Juan Victor Coalla Acha
Title:	Attorney-in-fact

By:	/s/ Ines Vargas Barrera
Name:	Ines Vargas Barrera
Title:	Attorney-in-fact

[Signature Page to Amendment No. 1 to Credit Agreement]

Acknowledged by:

ADMINISTRATIVE AGENT:

BANCO NACIONAL DE MÉXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA

By:	/s/ Guillermo Saenz Rodriguez
Name: Guillermo Saenz Rodriguez
Title: Trust Delegate

/s/ Elva Nelly Wing Trevino
Name: Elva Nelly Wing Trevino
Title: Trust Delegate

[Signature Page to Amendment No. 1 to Credit Agreement]

Accepted by:

BORROWERS:

AUNA S.A.

By:	/s/ Jesus Antonio Zamora Leon
Name: Jesus Antonio Zamora Leon
Title: Authorized Representative

GRUPO SALUD AUNA MÉXICO, S.A. DE C.V.

By:	/s/ Jesus Antonio Zamora Leon
Name: Jesus Antonio Zamora Leon
Title: Authorized Representative

[Signature Page to Amendment No.1 to Credit Agreement]

GUARANTORS:

AUNA SALUD S.A.C.

HOSPITAL Y CLÍNICA OCA, S.A. DE C.V

CLÍNICA BELLAVISTA S.A.C.

CLÍNICA MIRAFLORES S.A.

CLÍNICA VALLESUR S.A.

DRJ INMUEBLES, S.A. DE C.V.

GSP INVERSIONES S.A.C.

GSP SERVICIOS COMERCIALES S.A.C.

GSP SERVICIOS GENERALES S.A.C.

GSP TRUJILLO S.A.C.

LABORATORIO CLÍNICO/

INMUNOLÓGICO CANTELLA S.A.C.

MEDICSER S.A.C.

ONCOCENTER PERÚ S.A.C.

ONCOSALUD S.A.C.

RYR PATÓLOGOS ASOCIADOS S.A.C.

SERVIMÉDICOS S.A.C.

By:	/s/ Mauricio Balbi Bustamante
Name: Mauricio Balbi Bustamante
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

AUNA COLOMBIA S.A.S.

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

INSTITUTO DE CANCEROLOGÍA S.A.S.

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

PROMOTORA MÉDICA LAS AMÉRICAS S.A.

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

LAS AMÉRICAS FARMA STORE S.A.S.

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

[Signature Page to Amendment No. 1 to Credit Agreement]

INMUEBLES JRD 2000 S.A. DE C.V.

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

TOVLEJA HG S.A. DE C.V.

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

[Signature Page to Amendment No. 1 to Credit Agreement]